UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of First Community Corporation (the “Corporation”) was held on May 21, 2025 at 11:00 a.m. at the Corporation’s principal executive office located at 5455 Sunset Boulevard, Lexington, South Carolina 29072. Of the 7,671,056 shares of the Corporation’s common stock outstanding as of the record date of the Annual Meeting, there were present in person or by proxy 5,458,325 shares, representing approximately 71.15% of the total outstanding eligible votes. At the Annual Meeting, the shareholders of the Corporation: (1) elected four Class I members to the Corporation’s Board of Directors to serve a term expiring in 2028 and one Class II member to the Corporation’s Board of Directors to serve a term expiring in 2026; (2) approved an advisory resolution regarding the compensation of the Corporation’s named executive officers; (3) approved an advisory resolution recommending an annual frequency for future advisory votes on executive compensation.; (4) approved the Amended and Restated First Community Corporation 2021 Omnibus Equity Incentive Plan, increasing the number of shares of common stock authorized for issuance under the plan by 450,000 shares, from 225,000 shares to 675,000 shares; and (5) ratified the appointment of Elliott Davis, LLC as the Corporation’s independent registered public accountants for the fiscal year ending December 31, 2025.

The final results of voting on each of the matters submitted to a vote of shareholders during the Annual Meeting are as follows:

1.       To elect four Class I members of the Board of Directors to serve a three-year term expiring at the 2028 annual meeting of shareholders or until their respective successors are duly elected and qualified:

Class I:	For	Withheld	Broker Non-Vote
Michael C. Crapps	4,077,552	27,236	1,353,537
Jan H. Hollar	4,099,492	5,296	1,353,537
Mickey E. Layden	3,800,116	304,672	1,353,537
Jane S. Sosebee	3,746,345	358,443	1,353,537

To elect one Class II member of the Board of Directors to serve a one-year term expiring at the 2026 annual meeting of shareholders or until his successor is duly elected and qualified:

Class II:	For	Withheld	Broker Non-Vote
J. Ted Nissen	4,085,883	18,905	1,353,537

The other directors that continued in office after the Annual Meeting are as follows:

Class II:	Class III:
Thomas C. Brown	C. Jimmy Chao
W. James Kitchens, Jr.	Ray E. Jones
Roderick M. Todd, Jr.	E. Leland Reynolds
Alexander Snipe, Jr.

2.       A non-binding, advisory vote, to approve the compensation of the Corporation’s named executive officers (the “say-on-pay” vote):

For	Against	Abstain	Broker Non-Vote
4,019,104	61,274	24,410	1,353,537

3.       A non-binding resolution to determine whether shareholders should have a say-on-pay every one, two, or three years (the “say-on-frequency” vote):

1 Year	2 Years	3 Years	Abstain
3,935,474	5,656	148,413	15,245

Consistent with the recommendation of the Board of Directors and the vote of the shareholders, the Corporation will continue to include an advisory vote on executive compensation in its proxy materials every year. This policy will remain in effect until the next required vote on the frequency of such advisory votes.

4.       To approve the First Community Corporation 2021 Omnibus Equity Incentive Plan, as Amended and Restated, to increase the number of shares of common stock authorized for issuance under the plan by 450,000 shares, from 225,000 shares to 675,000 shares:

For	Against	Abstain	Broker Non-Vote
3,983,943	113,452	7,393	1,353,537

5.       To ratify the appointment of Elliott Davis, LLC as the Corporation’s independent registered public accountants for the fiscal year ending December 31, 2025:

For	Against	Abstain
5,412,678	40,463	5,184

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibits

10.1	Amended and Restated First Community Corporation 2021 Omnibus Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: May 22, 2025